Exhibit 99.1 July 2024 cbbank.com

Forward Looking Statements This presentation contains forward-looking statements that are intended to be covered by the safe harbor for such statements provided by the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of the management of CVB Financial Corp. and Citizens Business Bank (collectively, the “Company”) and are subject to significant risks and uncertainties that could cause actual results or performance to differ materially from those projected. You should not place undue reliance on these statements. Factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements include, among others, changes in the U.S. economy or local, regional and global business, economic and political conditions; changes in laws or the regulatory environment, including trade, monetary and fiscal policies and laws; inflation or deflation, interest rate, market and monetary fluctuations; possible changes in our levels of capital or liquidity or our access to government or private lending facilities; possible credit related impairments, goodwill impairments or declines in the fair value of our loans and securities; our ability to retain and grow deposits; the effect of acquisitions we have made or may make; changes in the competitive environment, including technological changes; changes in the commercial and residential real estate markets; changes in customer preferences, borrowing and savings habits; geopolitical conditions, threats of terrorism or military action, catastrophic events or natural disasters such as earthquakes, droughts, pandemics, climate change and extreme weather; fraud and cybersecurity threats; and ongoing or unanticipated legal or regulatory proceedings or outcomes. These factors also include those contained in the Company’s filings with the Securities and Exchange Commission, including the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023. When considering these forward- looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements that the Company or its management may make from time to time. These forward-looking statements speak solely as of the date they are made and are based only on information then actually known to the Company’s executives who are making the associated statements. The Company does not undertake to update any forward-looking statements except as required by law. Non-GAAP Financial Measures—Certain financial information provided in this presentation has not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and is presented on a non-GAAP basis. Investors and analysts should refer to the reconciliations included in this presentation and should consider the Company’s non-GAAP measures in addition to, not as a substitute for or as superior to, measures prepared in accordance with GAAP. These measures may or may not be comparable to similarly titled measures used by other companies. cbbank.com 2

CVB Financial Corp. (CVBF) ▪ Total Assets: $16.2 Billion ▪ Gross Loans: $ 8.7 Billion ▪ Total Deposits (Including Repos): $12.1 Billion ▪ Total Equity: $ 2.1 Billion ➢ Largest financial institution headquartered in the Inland Empire region of Southern California. Founded in 1974. 3 cbbank.com

Bank Accomplishments & Ratings ➢ 189 Consecutive Quarters of Profitability ➢ 139 Consecutive Quarters of Cash Dividends ➢ Forbes, Best Banks in America (2016 – 2024)* ➢ Ranked #1 Forbes, Best Banks in America (2016, 2020, 2021, 2023) ➢ Ranked in S&P Global Market Intelligence’s Top 50 2024 Public Banks ➢ BauerFinancial Report ▪ Five Star Superior Rating ❖ 56 Consecutive Quarters ➢ Fitch Rating ▪ BBB+ (April 2024) ➢ One of the 10 largest bank holding companies in CA As of 7/15/2024 CVB Financial Corp. is the holding company for Citizens Business Bank SNL Financial ranking of largest bank holding companies in CA, as of 12/31/2023 4 cbbank.com * Not eligible for rankings in 2018

62 Business Financial Centers 3 CitizensTrust Locations Corporate Office Business Financial Centers CitizensTrust cbbank.com

Our Vision Citizens Business Bank will strive to become the premier financial services company operating throughout the state of California, servicing the comprehensive financial needs of successful small to medium sized businesses and their owners. cbbank.com 6

Target Customer The best privately-held and/or family-owned businesses throughout California ▪ Annual revenues of $1-300 million ▪ Top 25% in their respective industry ▪ Full relationship banking ▪ Build long-term relationships cbbank.com 7

Three Areas of Growth DeNovo Acquisitions San Diego (2014) American Security Bank (2014) Oxnard (2015) County Commerce Bank (2016) Santa Barbara (2015) Valley Business Bank (2017) San Diego (2017) Community Bank (2018) Stockton (2018) Suncrest Bank (2022) Modesto (2020) cbbank.com 8

Relationship Banking Model



Customer
Relationship Manager (Bank)
Marketing
Credit Management Division
Agribusiness
Citizens Home Lending
Asset Based Lending
Construction Lending
Dairy & Livestock
Government Services
Treasury Management
International Services
SBA
Real Estate
Specialty Banking
CitizensTrust/ Wealth Management
Bankcard/ Processing
Citizens Equipment Financing

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Acquisition Strategy Banks: ➢ Target size: $1 billion to $10 billion in assets ➢ Financial & Strategic ➢ In-market and/or adjacent geographic market (California) Banking Teams: ➢ In-market ➢ New markets cbbank.com 10

CVBF Balance Sheet Profile June 30, 2024 Deposits & Securities Assets Loans Repos Funding Cash D&L & Agri Repos 5% Time 4% 2% Others Muni Other Borrowings 7% 8% 9% 9% 13% Agency C&I 11% 11% Loans Securities $13.9B $5.2B MBS $8.7B $12.1B $16.2B 54% 32% 57% CMO 23% CRE 77% Total Deposits & Non-maturity Repos 91% 87% Capital Ratios as of June 30, 2024 TCE Tier 1 Leverage CET1 Tier 1 RBC Total RBC 8.7% 10.5% 15.3% 15.3% 16.1% cbbank.com 11

Q2 2024 Financial Highlights • ROATCE = 15.51% Profitability • ROAA = 1.24% • Efficiency Ratio = 45.10% • Q2’24 Net Income = $50 million / EPS = $0.36 • NIM decreased sequentially from 3.10% to 3.05% Income Statement • Cost of funds increased sequentially from 1.31% to 1.38% • $3 million decrease in expense related to FDIC special assessment • Noninterest deposits > 60% of Total Deposits on average in Q2’24 • Average NMD decreased by $40 million from Q1’24 Balance Sheet • Loans at quarter end declined by $89 million from end of Q1’24 • Q2 Net charge-offs = $31K (YTD $4.0 million) • NPA/TA = 0.16% (NPA = $25.6 million) Asset Quality • Classified loans = $124.7 million or 1.44% of total loans • ACL = $83 million or 0.95% of gross loans • CET1 Ratio = 15.3% • Total Risk-Based Ratio = 16.1% Capital • Tangible Common Equity Ratio = 8.7% cbbank.com 12

Selected Ratios 2021 2022 2023 Q2’23 Q1’24 Q2’24 ROATCE 15.93% 18.85% 18.48% 18.39% 15.13% 15.51% NIM 2.97% 3.30% 3.31% 3.22% 3.10% 3.05% Cost of Deposits 0.04% 0.05% 0.41% 0.35% 0.74% 0.88% Performance Cost of Funds 0.05% 0.06% 0.83% 0.83% 1.31% 1.38% Efficiency Ratio* 41.09% 38.98% 42.00% 40.86% 45.41% 45.10% NIE % Avg. Assets* 1.24% 1.28% 1.41% 1.32% 1.43% 1.40% NPA % Total Assets 0.04% 0.03% 0.13% 0.04% 0.09% 0.16% Credit Quality Net Charge-Offs 0.04% (0.01%) 0.00% 0.00% 0.05% 0.00% (Recoveries) to Avg. Loans CET1 Ratio 14.9% 13.5% 14.6% 14.1% 14.9% 15.3% Capital Total Risk-Based Capital 15.6% 14.4% 15.5% 14.9% 15.8% 16.1% Ratio cbbank.com 13 • Excludes FDIC special assessment of $2.3mm and $9.2mm for Q1’24 and Q4’23, respectively.

Selected Highlights Q2’23 Q1’24 Q2’24 ($ in Thousands) Net Interest Income $ 119,535 $ 112,461 $ 110,849 Noninterest Income 12,656 14,113 14,424 Noninterest Expense, excluding 51,853 55,326 55,083 Regulatory Assessments Regulatory Assessments 2,164 4,445 1,414 Total Noninterest Expense 54,017 59,771 56,497 Income Statement PTPP 78,174 66,803 68,776 Provision for (Recapture of) Credit 500 - - Losses Earnings before Income Taxes 77,674 66,803 68,776 Net Income $ 55,770 $ 48,599 $ 50,035 Basic earnings per common share $0.40 $0.35 $0.36 Diluted earnings per common share $0.40 $0.35 $0.36 cbbank.com 14

Selected Highlights Q2’23 Q1’24 Q2’24 ($ in Thousands) Average Cash & Cash Equivalents $ 525,566 $ 595,470 $ 866,747 Average Loans 8,892,413 8,824,579 8,731,587 Average Total Securities 5,689,606 5,357,708 5,206,959 Average Average Noninterest-bearing Deposits 7,823,496 7,182,718 7,153,315 Balance Average Total Deposits & Customer Sheet 12,800,441 11,946,125 12,169,307 Repurchase Agreements Average Borrowings 1,526,958 1,991,978 1,850,330 Loan-to-deposit 72.27% 75.83% 73.48% Noninterest-bearing deposits/Total Deposits 63.58% 61.72% 60.20% cbbank.com 15

Pretax-Pre Provision Income ($ in Millions) 1.99% 1.91% 1.78% 1.70% 1.66% $82.6 $78.2 $68.8 $72.6 $66.8 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 PTPP income (Non -GAAP*) PTPP ROAA (Non-GAAP*) * We use certain non-GAAP financial measures to provide supplemental information regarding our performance. cbbank.com 16 Excluding $9.2 million FDIC special assessment, Q4’23 PTPP income of $81.8mm and PTPP ROAA of 2.01%.

Return on Average Assets CVBF KRX 1.9% 1.8% 1.8% 1.8% 1.8% 1.6% 1.5% 1.5% 1.5% 1.5% 1.4% 1.4% 1.4% 1.4% 1.4% 1.4% 1.3% 1.3% 1.3% 1.2% 1.2% 1.2% 1.2% 1.4% 1.4% 1.4% 1.4% 1.3% 1.3% 1.3% 1.3% 1.3% 1.1% 1.3% 1.3% 1.2% 1.1% 1.1% 1.1% 1.1% 1.1% 1.0% 0.9% 0.9% 0.7% 0.6% Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 2018 2018 2019 2019 2019 2019 2020 2020 2020 2020 2021 2021 2021 2021 2022 2022 2022 2022 2023 2023 2023 2023 2024 2024 -0.4% * Source: As calculated by S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX cbbank.com 17

Return on Average Tangible Common Equity CVBF KRX 23.7% 21.4% 20.2% 19.5% 18.9% 18.8% 18.5% 18.5% 18.3% 19.8% 16.7% 16.5% 16.3% 18.3% 16.1% 16.0% 15.8% 15.4% 15.3% 15.0% 15.1% 14.7% 16.4% 16.1% 14.0% 15.5% 13.7% 15.7% 15.5% 15.1% 14.9% 14.7% 14.7% 14.7% 14.6% 12.5% 14.5% 12.2% 14.2% 14.1% 13.9% 13.4% 12.3% 12.1% 9.7% 8.1% 5.0% Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 2018 2018 2019 2019 2019 2019 2020 2020 2020 2020 2021 2021 2021 2021 2022 2022 2022 2022 2023 2023 2023 2023 2024 2024 * Source: As calculated by S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX cbbank.com 18

Dividends – 139 Consecutive Quarters 139 Consecutive Quarters $0.80 $0.80 $0.77 More than 30 years of cash $0.72 $0.72 $0.72 dividends since 1989 $0.56 $0.54 56.68% $0.48 $0.48 12/31/2015 12/31/2016 12/31/2017 12/31/2018 12/31/2019 12/31/2020 12/31/2021 12/31/2022 12/31/2023 6/30/2024 (ann.) Dividends per Share Dividend Payout Ratio cbbank.com 19 • Dividend payout ratio calculated on per share basis. Annualized based on YTD dividends/YTD net earnings ANNUALIZED*

Earnings Per Share 189 Consecutive Quarters of $1.67 $1.59 $1.56 Profitability since 1977 $1.48 $1.41 $1.30 $1.24 $0.95 $0.94 $0.93 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 cbbank.com 20 • Annualized based on YTD Q2’24 EPS. ANNUALIZED*

Strong Capital Ratios CVBF CET1 % KRX Avg CET1 % Regulatory Min. 15.3% 15.0% 14.6% 14.4% 14.1% 13.8% 13.5% 13.6% 13.4% 12.2% 12.2% 11.8% 12.1% 11.8% 11.9% 11.7% 11.8% 7.0% 7.0% 7.0% 7.0% 7.0% 7.0% 7.0% 7.0% 7.0% Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Capital Ratios 16.1% 15.3% 15.3% As of Q2 2024 5.6% 10.5% 6.8% $614mm 8.3% $907mm $743mm 6.5% $1B 10.5% 8.5% 7.0% 4.0% T1 Leverage CET1 T1 RBC Total RBC Regulatory Minimum + Capital Conservation Buffer Excess Capital * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX (50 Banks) cbbank.com 21

CET1 Ratio Trend (%) CVBF KRX Suncrest & 15.3% ASR Program 15.1% 15.0% 14.9% Community 14.9% 14.9% 14.8% Q1’22 14.8% 14.6% Bank Q3’18 14.6% 14.6% 14.5% 14.4% 14.3% 14.1% 14.1% 13.8% 13.8% 13.6% 13.6% 13.4% 13.5% 13.0% 12.9% 12.8% 12.8% 12.8% 12.5% 12.5% 12.20% 12.2% 12.2% 12.1% 12.1% 12.1% 12.0% 12.0% 12.0% 12.0% 12.0% 11.9% 11.9% 11.8% 11.8% 11.8% 11.7% 11.7% Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 2018 2018 2019 2019 2019 2019 2020 2020 2020 2020 2021 2021 2021 2021 2022 2022 2022 2022 2023 2023 2023 2023 2024 2024 * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX cbbank.com 22

TCE Ratio Trend (%) CVBF KRX Community 12.2% Bank Q3’18 11.8% 11.7% 11.3% 11.1% 10.5% 10.2% 9.8% 9.6% 9.6% 9.4% ASR program: 9.2% 9.2% 9.7% ~3mm shares 9.7% 8.9% 9.6% 8.7% 9.4% 9.3% 8.5% 9.2% 9.2% 8.3% 9.0% 8.9% 8.8% 8.8% 8.7% 8.7% 8.6% 7.8% 7.9% 7.8% 7.7% 7.5% 7.4% 8.1% 8.1% 7.7% 7.1% 7.5% 7.5% 7.5% 7.5% 7.4% 7.0% Suncrest Q1’22 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 2018 2018 2019 2019 2019 2019 2020 2020 2020 2020 2021 2021 2021 2021 2022 2022 2022 2022 2023 2023 2023 2023 2024 2024 * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX cbbank.com 23

Loan Composition Q2 2023 Q2 2024 CRE OO CRE OO 28% 28% C&I C&I Total CRE Total CRE 11% 11% 78% 77% D&L and Agribus. D&L and Agribus. 4% 3% Other Other 8% 8% CRE NOO CRE NOO 50% 49% cbbank.com 24

Loan Trends – Quarterly Averages

($ in Millions)



CRE
$7,098
$7,013
$6,958
$6,895
$6,844
4% decline
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024



C&I
$963
$996
$990
$1,015
$1,003
4% growth
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024



D&L and Agribus.
$312
$332
$381
$381
$363
16% growth
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024



Other
$933
$920
$913
$913
$900
4% decline
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024

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Line Utilization Trends


41%
50%
47%
51%
45%
48%
45%
52%
81%
66%
78%
68%
80%
74%
27%
29%
32%
33%
31%
29%
29%
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Total
D&L
C&I

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ACL Nine Quarter Trend ($ in Millions) $3.4 $1.5 $1.5 $1.0 $5.9 $0.0 $0.0 $85.6 $85.5 $1.1 $85.0 $84.1 $82.8 $82.8 $6.4 $81.5 $80.9 $73.8 1.00% 0.98% 0.98% 0.97% 0.95% 0.94% 0.94% 0.94% 0.92% Specific Reserve Performing Loans ACL Coverage Ratio Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 cbbank.com 27

Classified Loan Trend $124.73 ($ in Millions) $4.04 $15.16 $103.08 $102.20 $4.68 $3.97 $3.57 $92.25 $2.56 Other* $2.52 $4.95 $3.30 $3.34 $2.74 $77.83 $5.20 SFR mortgage $2.11 $53.75 SBA $12.94 $46.81 $47.48 $34.63 $5.99 Dairy & livestock and agribusiness $17.34 Commercial and industrial CRE - Non-owner occupied $45.17 $43.85 $43.26 $42.10 $38.10 CRE - Owner occupied Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 *Other includes other loan segments that are not listed above, including Construction, Consumer and other loans. cbbank.com 28

Net Charge-Offs / Average Loans (%) CVBF KRX 0.08% 0.06% 0.06% 0.06% 0.05% 0.05% 0.05% 0.05% 0.04% 0.04% 0.04% 0.04% 0.04% 0.04% 0.04% 0.03% 0.03% 0.03% 0.03% 0.03% 0.02% 0.02% 0.02% 0.01% 0.01% 0.01% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% -0.01% -0.01% * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX cbbank.com 29

Classified Loans / Total Loans (%) CVBF KRX 2.1% 2.1% 2.0% 1.9% 1.8% 1.8% 1.6% 1.6% 1.6% 1.6% 1.5% 1.5% 1.5% 1.5% 1.5% 1.5% 1.4% 1.4% 1.4% 1.4% 1.3% 1.2% 1.2% 1.2% 1.2% 1.2% 1.1% 1.0% 1.0% 1.0% 0.9% 0.9% 0.9% 0.9% 0.9% 0.8% 0.8% 0.8% 0.8% 0.7% 0.7% 0.7% 0.7% 0.7% 0.6% 0.6% 0.6% * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX cbbank.com 30

Commercial Real Estate Loans Collateral Type Owner/Non-Owner Occupied Other RE Rental Medical and Leasing Non- Farmland 4% 3% Owner 7% 64% Industrial Other 34% 9% Multi- Family 13% Owner Retail Office 36% 14% 16% cbbank.com 31

CRE by Collateral ($ in Millions) Classified % of Collateral LTV at Classified Balance Owner Avg. Size Classified (Non- Type Origination (Owner) Occupied Owner) Industrial $ 2,245 49% 50% $ 1.62 $ 14.55 $ 0.53 $ 14.02 Office 1,077 26% 55% 1.69 7.55 7.55 0.00 Retail 917 11% 48% 1.70 21.60 21.60 0.00 Multi-Family 841 0% 49% 1.60 14.28 14.28 0.00 Other 590 55% 47% 1.55 10.97 9.78 1.19 Farmland 480 99% 45% 1.49 28.59 0.00 2 8 .5 9 Medical 302 33% 58% 1.48 0.04 0.00 0.04 Other RE Rental & 213 9% 49% 2.06 0.00 0.00 0.00 Leasing $ 6,665 36% 50% $ 1.62 $ 97.58 $ 53.74 $ 43.84 Total cbbank.com 32

CRE by Collateral and Origination ($ in Millions) Balance Distribution by Origination Year Average OLTV By Origination Year Collateral 2019 or 2019 or Balance 2024 2023 2022 2021 2020 2024 2023 2022 2021 2020 Type earlier earlier Industrial $ 2,245 2% 9% 20% 19% 11% 39% 42% 43% 44% 50% 49% 53% Office 1,077 0% 4% 23% 15% 17% 41% 28% 42% 41% 37% 44% 49% Retail 917 1% 6% 23% 18% 13% 39% 48% 45% 52% 53% 55% 64% Multi-Family 841 3% 9% 21% 19% 18% 30% 41% 43% 44% 51% 54% 50% Other 590 4% 7% 13% 19% 11% 46% 53% 47% 54% 55% 54% 56% Farmland 480 2% 6% 19% 15% 22% 36% 51% 44% 45% 49% 43% 48% Medical 302 3% 3% 11% 16% 14% 53% 25% 46% 51% 48% 55% 49% Other RE Rental & 213 5% 14% 21% 14% 5% 41% 57% 39% 43% 47% 50% 51% Leasing Total $ 6,665 2% 7% 20% 18% 14% 39% 42% 43% 46% 49% 50% 52% cbbank.com 33

CRE by Collateral and Reset/Maturity ($ in Millions) Balance Maturing Next Rate Resets Next 24 Maturity Collateral Balance 24 months Months & Rate Reset % Type ($ in Millions) ($ in Millions) ($ in Millions) of Loans Industrial $ 2,245 $ 200 $ 139 15% Office 1,077 143 124 25% 22% Retail 917 89 115 Multi-Family 841 53 116 20% Other 590 83 56 24% Farmland 480 24 143 35% Medical 302 17 65 27% Other RE Rental & 213 22 15 17% Leasing 21% Total $ 6,665 $ 631 $ 773 cbbank.com 34

CRE by Collateral and Loan Size ($ in Millions) Other RE Multi- Loan Amount Industrial Office Retail Other Farmland Medical Rental and Total Family Leasing Greater than $ 0 $ 23 $ 0 $ 0 $ 0 $ 22 $ 0 $ 0 $ 45 $20M $10M to $20M 108 101 97 88 11 85 0 25 515 $5M to $10M 428 278 138 142 159 81 65 37 1,328 $1M to $5M 1,405 531 548 470 332 217 188 129 3,820 Less than $1M 304 144 134 141 88 75 49 22 957 Total $ 2,245 $ 1,077 $ 917 $ 841 $ 590 $ 480 $ 302 $ 213 $ 6,665 cbbank.com 35

CRE Office Loans by Major MSA San Francisco County • Total Balance of $271,016 (1 loan) Los Angeles County • Total Balance of $398mm (196 loans) San Diego County • Total Balance of $89mm (24 loans) Note: Only shows the office loans that are in the major MSA. cbbank.com 36

Greater LA Business Density Distribution % of Market Description $ Loan LTV at Avg. Owner Classified Origination ($ in Thousands) Balance Loan Size Occupied West LA (HBD) $ 94,973 16% 51% $ 4,749 $ 0 Other West LA 62,621 22% 53% 2,020 0 North LA (HBD) 41,231 8% 48% 1,473 0 Other North LA 40,188 14% 46% 1,340 0 Downtown LA (HBD) 544 100% 6% 544 0 Note: Darker Shaded areas represent higher density of businesses within each submarket (HBD) Other Central LA 47,025 24% 49% 2,351 0 • West LA includes Santa Monica and Century City • Central LA includes Downtown LA Other LA 111,575 45% 48% 1,691 0 • North LA includes Pasadena and Burbank • Other LA (includes remaining areas of LA) Total $ 398,157 25% 49% $ 2,031 $ 0 cbbank.com 37

Greater SD Business Density Distribution % of Area $ Loan LTV at Owner Avg. Size Classified Balance Origination ($ in thousands) Occupied Downtown SD (HBD) $ 3,744 41% 54% $ 1,248 $ 0 Other SD 85,599 0% 53% 4,076 0 • Darker shaded areas represent Higher Business Density (HBD) Total $ 89,343 2% 53% $ 3,723 $ 0 cbbank.com 38

Greater SF Business Density Distribution % of Area $ Loan LTV at Owner Avg. Size Classified ($ in thousands) Balance Origination Occupied Downtown SF (HBD) $ 271 0% 3% $ 271 $ 0 0 0% 0% 0 0 Other SF • Darker shaded areas represent Higher Business Density (HBD) Total $ 271 0% 3% $ 271 $ 0 cbbank.com 39

C&I by Industry Manufacturing: Construction: 9% Balance % of Classified 11% ($ in C&I ($ in Industry Millions) Total Millions) Real Estate Rental and Leasing $ 212 22% $ 0.15 Wholesale Trade: 9% Manufacturing 108 11% 2.91 Real Estate Rental and Leasing: Construction 83 9% 0.00 22% Wholesale Trade 82 9% 0.00 Administrative and Support and Waste Administrative and Support and Management and Remediation Services: Waste Management and 81 8% 0.00 8% Remediation Services Arts, Entertainment, and Recreation 72 8% 0.00 Other: 20% Professional, Scientific, and 51 5% 0.00 Technical Services Arts, Entertainment, and Recreation: 8% Health Care and Social Assistance 40 4% 0.06 Transportation and Warehousing 37 4% 0.00 Professional, Scientific, and 190 20% 1.55 Other Technical Services: 5% Total $ 956 100% $ 4.68 Transportation and Health Care and Social Warehousing: 4% Assistance: 4% cbbank.com 40

Total Deposits & Customer Repos June 30, 2024 December 31, 2023 Total Deposits & Customer Repos Total Deposits & Customer Repos Time Time 7.0% 3% Repos Repos 2% 2% Non-maturity Non-maturity Interest-bearing Interest-bearing Noninterest-bearing 33% 32% Noninterest-bearing 59% 62% Cost of Interest-Bearing Deposits and Repos December 2023 June 2024 1.60% 2.21% cbbank.com 41

Diverse Deposit Base Finance and Insurance 7% Consumer 26% Construction 7% Other Real Estate Other Rental and 11% Leasing 6% Title 2% Other Services (except Public Administration) 3% Public Administration 6% Retail Trade 2% Manufacturing 6% Educational Services Transportation 2% Property Management and 6% Warehousing 3% Professional, Scientific, and Wholesale Trade Escrow Technical Services Health Care and Social 3% 3% 4% Assistance 3% *Other Industries include various industries that represent less than 2%. cbbank.com 42

Business vs Consumer Deposits Q1 2022 Q2 2024 Non- Non- Analyzed Analyzed Business Business Accounts Accounts Consumer Consumer 35% 35% 25% 26% Analyzed Analyzed Business Business Accounts Accounts 39% 40% cbbank.com 43

Deposit Relationship Tenure Q1 2022 Q4 2023 Q2 2024 Over 10 Over 10 Years Years Over 10 45% 44% Years 3 to 10 42% 3 to 10 Years Years 34% 31% 3 to 10 Years 32% Less than 3 Less than 3 Less than 3 Years Years Years 25% 23% 24% >75% of our customer deposit relationships have banked with CBB for 3 years or more cbbank.com 44

Brokered Deposits / Total Deposits (%) CVBF KRX 6.56% 6.11% 5.56% 5.55% 4.99% 4.64% 4.63% 4.58% 4.43% 4.38% 4.31% 4.10% 3.98% 3.73% 3.43% 3.39% 3.37% 2.89% 2.76% 2.52% 2.34% 2.21% 2.20% 2.11% 1.94% 1.09% 0.76% 0.76% 0.74% 0.74% 0.75% 0.72% 0.60% 0.59% 0.27% 0.27% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX cbbank.com 45

Cost of Deposits 6.00% 5.50% CVBF KRX Fed Funds Rate 5.00% For the Last 5 Years CVBF Ranked Current rate cycle to date*: Among the 5 Lowest Cost of Deposits CVBF deposit beta =16% 4.00% of the 50 Banks in the KRX Index 3.00% 2.25% 2.19% 2.00% 0.88% 0.72% 1.00% 0.66% 0.50% 0.25% 0.19% 0.08% 0.00% Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 2019 2020 2021 2022 2023 2024 *Measured as the growth in deposits costs from Q1 2022 through Q2 2024 as a function of growth in the Federal Funds Rate. Source: As calculated by S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX (50 Banks) cbbank.com 46

Cost of Deposits: Monthly Trends


CVBF Cost of Deposit Detail
Cost of Time Deposits
Cost of Non-Maturity Deposits
1.84% 2.22% 2.28% 2.89% 3.17% 3.40% 3.44%
0.60% 0.62% 0.67% 0.71% 0.70% 0.71% 0.74%
Dec-23 Jan-24 Feb-24 Mar-24 Apr-24 May-24 Jun-24


CVBF Cost of Deposits
vs. Effective Federal Funds Rate
0.08% 0.08% 0.20% 0.33% 0.77% 1.21% 1.68% 2.33% 2.56% 3.08% 3.78% 4.10% 4.33% 4.57% 4.65% 4.83% 5.06% 5.08% 5.12% 5.33% 5.33% 5.33% 5.33% 5.33% 5.33%
.04% .04% .04% .05% .05% .07% .08% .09% .11% .19% .21% .28% .36% .41% .48% .53% .56% .59% .63% .64% .68% .72% .81% .84% .88% .92%
Jan-22 Mar-22 May-22 Jul-22 Sep-22 Nov-22 Jan-23 Mar-23 May-23 Jul-23 Sep-23 Nov-23 Jan-24 Mar-24 May-24
Total Cost of Deposits
EFFR

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Net Interest Income and NIM ($ in Millions) 4.34% 4.37% 4.30% 4.18% 4.01% $123.4 $119.5 $119.4 $112.5 $110.8 3.31% 3.26% 3.22% 3.10% 3.05% 1.38% 1.31% 1.09% 0.92% 0.83% Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Earning Asset Yield Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Net Interest Margin Cost of Funds cbbank.com 48

Net Interest Margin Trend CVBF KRX 4.48% 4.43% 4.37% 4.34% 4.26% 4.09% 4.06% 3.71% 3.68% 3.78% 3.74% 3.69% 3.69% 3.45% 3.64% 3.63% 3.50% 3.58% 3.34% 3.33% 3.32% 3.49% 3.29% 3.27% 3.48% 3.41% 3.15% 3.12% 3.16% 3.25% 3.03% 2.96% 3.21% 3.21% 3.20% 3.17% 3.14% 2.92% 3.12% 2.89% 3.09% 3.04% 3.04% 2.98% 2.88% 2.84% 2.79% Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 2018 2018 2019 2019 2019 2019 2020 2020 2020 2020 2021 2021 2021 2021 2022 2022 2022 2022 2023 2023 2023 2023 2024 2024 * Source: As calculated by S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX cbbank.com 49

Appendix Non-GAAP Reconciliation cbbank.com

Loans by Type C&I CRE Owner $0.96B 27.6% Commercial and industrial 11.0% Dairy & livestock and agribusiness 4.0% CRE $6.66B SFR mortgage 3.1% SBA 3.1% Municipal lease finance receivable CRE Non-Owner 0.8% 49.2% Construction 0.6% Consumer and other Other loans $1.06B 0.6% cbbank.com 51

Loan Trends ($ in Millions) Q2 2024 vs Q2 2023 $8,907 $8,905 $8,878 $8,771 Total ($225) $8,682 3% decline $6,904 $6,843 $6,785 $6,721 $6,665 CRE ($239) 3% decline $970 $963 $956 $956 $938 C&I $0 $745 $738 $735 $710 Other ($39) $749 $413 $351 D&L and $351 Agribus. $53 $298 $352 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 *Other includes other loan segments that are not listed above, such as Construction, SFR Mortgage, and SBA. cbbank.com 52

Loans by Region # of Average Center Total Loans Loans per % Locations (6/30/24) Location ($ in Thousands) (6/30/24) Los Angeles County 21 $ 151,263 $ 3,176,515 36.6% Central Valley and Sacramento 15 137,849 2,067,741 23.8% Orange County 10 114,030 1,140,295 13.1% Inland Empire 9 108,786 979,071 11.3% (Riverside & San Bernardino Counties) Central Coast 5 92,876 464,380 5.4% San Diego 2 166,409 332,817 3.8% Other California 151,447 1.7% Out of State 369,580 4.3% Total 62 $ 140,030 $ 8,681,846 100.0% cbbank.com 53

Economic Forecast – GDP Real GDP Growth 3.50 3.00 2.50 2.00 1.50 1.00 0.50 - (0.50) (1.00) (1.50) Q1 2024 Forecast Q2 2024 Forecast cbbank.com 54

Economic Forecast – Unemployment Unemployment Rate 6.50 6.00 5.50 5.00 4.50 Q1 2024 Forecast Q2 2024 Forecast 4.00 3.50 3.00 Q1 2024 Forecast Q2 2024 Forecast cbbank.com 55

Economic Forecast – CRE Price CRE Price Index Growth 15.00 10.00 5.00 - (5.00) (10.00) (15.00) Q1 2024 Forecast Q2 2024 Forecast cbbank.com 56

Deposits by Region Average # of Center Total Deposits Total Deposits Deposits per Locations (3/31/24) (6/30/24) Center (6/30/24) (6/30/24) ($ in Thousands) Los Angeles County 21 $ 4,746,731 $4,747,831 $226,087 Inland Empire 9 (Riverside & San Bernardino 3,681,925 3,632,739 403,638 Counties) Central Valley and Sacramento 15 1,777,225 1,743,128 116,209 Orange County 10 1,498,701 1,488,333 148,833 Central Coast 5 354,228 347,535 69,507 San Diego 2 111,831 99,584 49,792 Total 62 $ 12,170,641 $12,059,151 $194,502 *Includes Customer Repurchase Agreements. cbbank.com 57

Reconciliation of PTPP Return on Average Assets (Non-GAAP) The Pretax-pre provision income (“PTPP”) return on average assets is a non-GAAP disclosure. We use certain non- GAAP financial measures to provide supplemental information regarding our performance. We believe that presenting the return on average tangible common equity provides additional clarity to the users of our financial statements. Year Ended December 31, Three Months Ended June 30, March 31, June 30, 2020 2021 2022 2023 2023 2024 2024 (Dollars in thousands) Net Income $ 1 77,159 $ 212,521 $ 235,425 $ 221,435 $ 55,770 $ 48,599 $ 50,035 Add: Provision for (recapture of) credit losses 23,500 (25,500) 10,600 2,000 500 - - Add: Income tax expense 72,361 85,127 92,922 93,999 21,904 18,204 18,741 Pretax-pre provision income $ 2 73,020 $ 2 72,148 $ 3 38,947 $ 317,434 $ 78,174 $ 66,803 $ 68,776 Average total assets $ 12,929,813 $ 15,350,521 $ 16,911,661 $ 16,346,172 $ 16,456,524 $ 16,205,413 $ 16,279,566 Return on average assets [1] 1.37% 1.38% 1.39% 1.35% 1.36% 1.21% 1.24% PTPP Return on average assets [1] 2.11% 1.77% 2.00% 1.94% 1.91% 1.66% 1.70% [1] Annualized where applicable. cbbank.com 58

Reconciliation of Return on Average Tangible Common Equity (Non-GAAP)

The return on average tangible common equity is a non-GAAP disclosure. We use certain non-GAAP financial measures to provide supplemental information regarding our performance. We believe that presenting the return on average tangible common equity provides additional clarity to the users of our financial statements.

	For the Year Ended December 31,				Three Months Ended		
	2020	2021	2022	2023	June 30, 2023	March 31, 2024	June 30, 2024
Net Income	$ 177,159	$ 212,521	$ 235,425	$ 221,435	$ 55,770	$ 48,599	$ 50,035
Add: Amortization of intangible assets	9,352	8,240	7,566	6,452	1,719	1,438	1,437
Less: Tax effect of amortization of intangible assets [1]	(2,765)	(2,436)	(2,237)	(1,907)	(508)	(425)	(425)
Tangible net income	$ 183,746	$ 218,325	$ 240,754	$ 225,980	$ 56,981	$ 49,612	$ 51,047
Average stockholders' equity	$ 1,991,664	$ 2,063,360	$ 2,066,463	$ 2,006,882	$ 2,027,708	$ 2,098,868	$ 2,102,466
Less: Average goodwill	(663,707)	(663,707)	(764,143)	(765,822)	(765,822)	(765,822)	(765,822)
Less: Average intangible assets	(38,203)	(29,328)	(25,376)	(18,434)	(19,298)	(14,585)	(13,258)
Average tangible common equity	$ 1,289,754	$ 1,370,325	$ 1,276,944	$ 1,222,626	$ 1,242,588	$ 1,318,461	$ 1,323,386
Return on average equity, annualized [2]	8.90%	10.30%	11.39%	11.03%	11.03%	9.31%	9.57%
Return on average tangible common equity, annualized [2]	14.25%	15.93%	18.85%	18.48%	18.39%	15.13%	15.51%

[1] Tax effected at respective statutory rates.
[2] Annualized where applicable.

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Copy of presentation at www.cbbank.com cbbank.com